                                                                    Exhibit 10.4

                           SECOND AMENDMENT AGREEMENT

         This Second Amendment Agreement is effective as of the 18th day of August, 1999, by and among ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation ("U.S. Borrower"), VENTURE LIGHTING POWER SYSTEMS, NORTH AMERICA INC. (f.k.a. Ballastronix Incorporated), a corporation organized under the laws of the Province of Nova Scotia, CANADIAN LIGHTING SYSTEMS HOLDING, INCORPORATED, a corporation organized under the laws of the Province of Nova Scotia (collectively, "Canadian Borrowers" and, individually, "Canadian Borrower"), PARRY POWER SYSTEMS LIMITED (Company No. 2833448, f.k.a. Venture Lighting Europe Ltd.), incorporated under the laws of England, VENTURE LIGHTING EUROPE LTD. (Company No. 3341889, f.k.a. Parry Power Systems Limited), incorporated under the laws of England (collectively, "UK Borrowers" and, individually, "UK Borrower"; and together with U.S. Borrower and Canadian Borrowers, collectively, "Borrowers" and, individually, "Borrower"), the banking institutions listed on
Schedule 1 to the Credit Agreement, as hereinafter defined ("Banks"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks ("Agent"):

         WHEREAS, Borrowers, Agent and the Banks are parties to a certain Credit Agreement dated as of May 21, 1999, as amended, that provides, among other things, for loans aggregating Seventy- Five Million Dollars ($75,000,000), all upon certain terms and conditions stated therein ("Credit Agreement");

         WHEREAS, Borrowers, Agent and the Banks desire to amend the Credit Agreement to reduce the amount of the credit facility and to add and modify certain provisions thereof; and

         WHEREAS, each term used herein shall be defined in accordance with the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, Borrowers, Agent and the Banks hereby agree as follows:

         1. Article I of the Credit Agreement is hereby amended to delete the definitions of "Applicable Margin", "Canadian Revolving Credit Commitment", "Commitment Percentage", "Equity Event", "Maximum Amount", "Maximum Revolving Credit Commitment Amount", "Maximum Term Loan Commitment Amount", "Revolving Credit Commitment", "Term Loan Commitment" and "Total Commitment Amount" in their entirety and to insert in place thereof the following:

                  "Applicable Margin" shall mean:

                  (a) for the period from the Closing Date through August 17, 1999, (i) two hundred fifty (250) basis points for Revolving Loans, and
         (ii) three hundred (300) basis points for the Term Loan;


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

                  (b) for the period from August 18, 1999 until the day that the Fixed Charge Coverage Ratio equals or exceeds 1.00 to 1.00 for the most recently completed four (4) fiscal quarters, (i) two hundred seventy-five (275) basis points for Revolving Loans, and (ii) three hundred twenty-five (325) basis points for the Term Loan; and

                  (c) commencing on the day that the Fixed Charge Coverage Ratio equals or exceeds 1.00 to 1.00 for the most recently completed four (4) fiscal quarters and thereafter, (i) two hundred twenty-five (225) basis points for Revolving Loans, and (ii) two hundred seventy-five (275) basis points for the Term Loan.

                  "Canadian Revolving Credit Commitment" shall mean the obligation hereunder of the Canadian Bank to make Canadian Revolving Loans and to participate in the issuance of Canadian Letters of Credit up to an aggregate principal amount outstanding at any time equal to the lesser of (a) (i) from the Closing Date through September 29, 1999, Six Million Dollars ($6,000,000), and (ii) on September 30, 1999 and thereafter, Four Million Dollars ($4,000,000), or (b) the Canadian Borrowing Base (or such lesser amount as shall be determined pursuant to Section 2.8 hereof).

                  "Commitment Percentage" shall mean, for each Bank, the percentage set forth opposite such Bank's name under the applicable column headed "Commitment Percentage" as set forth in SCHEDULE 1 hereto.

                  "Equity Event" shall mean the occurrence of both of the following events: (a) U.S. Borrower shall have received the General Electric Equity, and (b) the proceeds of the General Electric Equity shall have been applied to the repayment of the Debt pursuant to
         Section 2.10 hereof.

                  "Maximum Amount" shall mean, for each Bank, the amount set forth opposite such Bank's name under the applicable column headed "Maximum Amount" as listed on SCHEDULE 1 hereto.

                  "Maximum Revolving Credit Commitment Amount" shall mean (a) from the Closing Date through September 29, 1999, Fifty Million Dollars ($50,000,000), (b) from September 30, 1999 through the day before the Equity Date, Thirty Five Million Dollars ($35,000,000), and (c) on the Equity Date and thereafter, Forty Million Dollars ($40,000,000); or such lesser amounts as shall be determined pursuant to Section 2.8 hereof.

                  "Maximum Term Loan Commitment Amount" shall mean (a) from the Closing Date through the day before the Equity Date, Twenty Five Million Dollars ($25,000,000), and (b) on the Equity Date and thereafter, Twenty Million Dollars ($20,000,000).

                  "Revolving Credit Commitment" shall mean the obligation hereunder, during the applicable Commitment Period (but, with respect to the Canadian Revolving Credit


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         Commitment, subject to the provisions of Section 2.11 hereof), of (a)
         each Bank to participate in the making of U.S. Revolving Loans pursuant to the U.S. Revolving Credit Commitment up to an aggregate amount set forth opposite such Bank's name under the applicable column headed "Revolving Commitment Amount" as set forth on SCHEDULE 1 hereto, (b) each Canadian Bank to participate in the making of Canadian Revolving Loans and the issuance of Canadian Letters of Credit pursuant to the Canadian Revolving Credit Commitment up to an aggregate amount set forth opposite such Canadian Bank's name under the applicable column headed "Canadian Revolving Credit Commitment Amount" as set forth on
         SCHEDULE 1 hereto, (c) each Bank to participate in the making of UK Revolving Loans and the issuance of UK Letters of Credit pursuant to the UK Revolving Credit Commitment up to an aggregate amount set forth opposite such Bank's name under the applicable column headed "UK Revolving Credit Commitment Amount" as set forth on SCHEDULE 1 hereto, and (d) each Bank to participate in the issuance of U.S. Letters of Credit pursuant to the U.S. Letter of Credit Commitment

                  "Term Loan Commitment" shall mean the obligation hereunder of each Bank to participate in the making of the Term Loan, up to the amount set forth opposite such Bank's name under the applicable column headed "Term Loan Commitment Amount" as set forth on SCHEDULE 1 hereto.

                  "Total Commitment Amount" shall mean (a) from the Closing Date through September 29, 1999, Seventy Five Million Dollars ($75,000,000), and (b) on September 30, 1999 and thereafter, Sixty Million Dollars ($60,000,000); or such lesser amounts as shall be determined pursuant to Section 2.8 hereof.

         2. Article I of the Credit Agreement is hereby amended to add the following new definition thereto:

                  "Equity Date" shall mean the date on which the Equity Event occurs.

         3. The Credit Agreement is hereby amended to delete Section 5.7(b) therefrom in its entirety and to insert in place thereof the following:

                  (b) The Total Unused Credit Availability shall be at least
         (i) Ten Million Dollars ($10,000,000) at all times from the Closing Date through September 29, 1999, and (ii) Fifteen Million Dollars ($15,000,000) on September 30, 1999 and thereafter; provided, however, that the requirements of this Section 5.7(b) shall terminate at such time as the Fixed Charge Coverage Ratio equals or exceeds 1.00 to 1.00 for the most recently completed four (4) fiscal quarters.

         4. The Credit Agreement is hereby amended to delete Section 5.11(viii) therefrom in its entirety.


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
         5. With the exception of the "Commitment Percentage" definition set forth in Article I of the Credit Agreement, the Credit Agreement is hereby amended to add the word "applicable" in front of the words "Commitment Percentage" wherever "Commitment Percentage" appears.

         6. The Credit Agreement is hereby amended to delete Schedule 1 thereto in its entirety and to insert in place thereof a new Schedule 1 in the form of
Schedule 1 attached hereto.

         7. Borrowers, Agent and the Banks hereby agree that:

                  (a) if the Equity Event shall not have occurred on or before September 30, 1999, U.S. Borrower shall execute and deliver to Agent for delivery to the Banks on or before September 30, 1999, new Revolving Credit Notes dated as of September 30, 1999, and such Revolving Credit Notes shall be in the form and substance of Exhibit A to the Credit Agreement, reflecting the respective change, as of September 30, 1999, in the Revolving Credit Commitment of each Bank; provided, however, that, upon each Bank's receipt of a new Revolving Credit Note from U.S. Borrower, such Bank shall mark its Revolving Credit Note being replaced thereby "Replaced" and return the same to Agent for delivery to U.S. Borrower;

                  (b) Canadian Borrowers shall execute and deliver to Agent for delivery to the Banks on or before September 30, 1999, new Canadian Revolving Credit Notes dated as of September 30, 1999, and such Canadian Revolving Credit Notes shall be in the form and substance of Exhibit C to the Credit Agreement, reflecting the respective change, as of September 30, 1999, in the Canadian Revolving Credit Commitment of each Bank; provided, however, that, upon each Bank's receipt of a new Canadian Revolving Credit Note from Canadian Borrowers, such Bank shall mark its Canadian Revolving Credit Note being replaced thereby "Replaced" and return the same to Agent for delivery to Canadian Borrowers; and

                  (c) on or immediately after the Equity Date, Borrowers shall execute and deliver to Agent for delivery to the Banks new Revolving Credit Notes and new Term Notes, in the form and substance of Exhibit A and Exhibit D, respectively, to the Credit Agreement, each reflecting the respective change, as of the Equity Date, in the Revolving Credit Commitment and the Term Loan Commitment.

         8. Concurrently with the execution of this Second Amendment Agreement:

                  (a) Borrowers shall pay to Agent, for the pro rata benefit of the Banks, an amendment fee of One Hundred Thousand Dollars ($100,000);

                  (b) Borrowers shall cause each Guarantor of Payment to consent and agree to and acknowledge the terms of this Second Amendment Agreement;

                  (c) Borrowers shall deliver such other documents as may reasonably be required by Agent in connection with this Second Amendment Agreement; and


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



                  (d) Borrowers shall pay all legal fees and expenses of Agent in connection with this Second Amendment Agreement.

         9. Borrowers hereby represent and warrant to Agent and the Banks that
(a) each Borrower has the legal power and authority to execute and deliver this Second Amendment Agreement; (b) the officers executing this Second Amendment Agreement have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrowers and the performance and observance by Borrowers of the provisions hereof do not violate or conflict with the organizational agreements of any Borrower or any law applicable to any Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against any Borrower; (d) no Unmatured Event of Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Second Amendment Agreement or by the performance or observance of any provision hereof; (e) neither Borrower nor any Guarantor of Payment is aware of any claim or offset against, or defense or counterclaim to, any of Borrowers' or any Guarantor of Payment's obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Second Amendment Agreement constitutes a valid and binding obligation of each Borrower in every respect, enforceable in accordance with its terms.

         10. Each reference that is made in the Credit Agreement or any other writing to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Second Amendment Agreement is a Related Writing as defined in the Credit Agreement.

         11. Each Borrower and each Guarantor of Payment, by signing below, hereby waives and releases Agent and each of the Banks and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any Borrower and any Guarantor of Payment is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

         12. This Second Amendment Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         13. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.



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

         14. JURY TRIAL WAIVER. BORROWERS, AGENT AND EACH OF THE BANKS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY BORROWER, AGENT AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY AGENT'S OR ANY BANK'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT AMONG BORROWERS, AGENT AND THE BANKS, OR ANY THEREOF.

ADVANCED LIGHTING TECHNOLOGIES,
INC.

By: /s/ Nicholas R. Sucic
   ---------------------------------------
         Nicholas R. Sucic, Vice President



VENTURE LIGHTING POWER SYSTEMS,            CANADIAN LIGHTING SYSTEMS
NORTH AMERICA INC. (f.k.a.                 HOLDING, INCORPORATED
Ballastronix Incorporated)


By: /s/ R. G. Douglas Oulton               By: /s/ R. G. Douglas Oulton
   --------------------------------           ------------------------------
Title: VP Finance                          Title: VP Finance
      -----------------------------              ---------------------------

PARRY POWER SYSTEMS LIMITED                VENTURE LIGHTING EUROPE LTD.

By: /s/ W. Ian Wilkinson                   By: /s/ R. M. Heyworth
   --------------------------------           ------------------------------
Title: Director                            Title: Director
      -----------------------------              ---------------------------

PNC BANK, NATIONAL ASSOCIATION,            BANKBOSTON, N.A., as a Bank
    as Agent and as a Bank

By: /s/ Richard Muse, Jr.                  By: /s/ Paul R. Crimlisk
   --------------------------------           ------------------------------
Title: Vice President                      Title: Vice President
      -----------------------------              ---------------------------





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

                                   SCHEDULE 1


Financial          Commitment     Revolving Credit        Canadian           UK Revolving       Term Loan          Maximum Amount
Institution        Percentage     Commitment              Revolving Credit   Credit             Commitment         (from 08/17/99
                                  Amount                  Commitment         Commitment         Amount             through 09/29/99)
                                  (from 08/17/99          Amount             Amount             (from 08/17/99
                                  through 09/29/99        (from 08/17/99     (from 08/17/99     through 09/29/99)
                                                          through 09/29/99)  through 09/29/99)
PNC Bank,                 80%         $40,000,000             $4,800,000         $4,800,000         $20,000,000      $60,000,000
National
Association
-----------------------------------------------------------------------------------------------------------------------------------
BankBoston, N.A.          20%         $10,000,000             $1,200,000         $1,200,000         $ 5,000,000      $15,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Total                    100%         $50,000,000             $6,000,000         $6,000,000         $25,000,000      $75,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Maximum                               $50,000,000
Revolving Credit
Commitment
Amount
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Term                                                                                        $25,000,000
Loan Commitment
Amount
-----------------------------------------------------------------------------------------------------------------------------------
Total Commitment                                                                                                     $75,000,000
Amount
-----------------------------------------------------------------------------------------------------------------------------------

                                   Page 1 of 3

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

                                   SCHEDULE 1




Financial         Commitment   Revolving       Canadian           UK Revolving      Term Loan         Maximum
Institution       Percentage   Credit          Revolving Credit   Credit            Commitment        Amount (from
                               Commitment      Commitment         Commitment        Amount (from      09/30/99
                               Amount (from    Amount             Amount            09/30/99          through the
                               09/30/99        (from 09/30/99     (from 09/30/99    through the       day prior to
                               through the     through the day    through the day   day prior to      the Equity
                               day prior to    prior to the       prior to the      the Equity        Date)
                               the Equity      Equity Date)       Equity Date)      Date)
                               Date)
PNC Bank,              80%     $28,000,000      $3,200,000         $4,800,000        $20,000,000       $48,000,000
National
Association
------------------------------------------------------------------------------------------------------------------
BankBoston, N.A.       20%     $ 7,000,000      $  800,000         $1,200,000        $ 5,000,000       $12,000,000
------------------------------------------------------------------------------------------------------------------
Total                 100%     $35,000,000      $4,000,000         $6,000,000        $25,000,000       $60,000,000
------------------------------------------------------------------------------------------------------------------
Maximum                        $35,000,000
Revolving Credit
Commitment
Amount
------------------------------------------------------------------------------------------------------------------
Maximum Term                                                                         $25,000,000
Loan Commitment
Amount
------------------------------------------------------------------------------------------------------------------
Total Commitment                                                                                       $60,000,000
Amount
------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 1


Financial         Commitment      Revolving Credit   Canadian            UK Revolving          Term Loan         Maximum Amount
Institution       Percentage      Commitment         Revolving Credit    Credit                Commitment        (on the Equity Date
                                  Amount (on the     Commitment          Commitment            Amount (on the    and thereafter)
                                  Equity Date and    Amount (on the      Amount (on the        Equity Date
                                  thereafter)        Equity Date         Equity Date           and thereafter)
                                                     and thereafter)     and thereafter)
PNC Bank,               80%         $32,000,000        $3,200,000          $4,800,000        $16,000,000            $48,000,000
National
Association
-------------------------------------------------------------------------------------------------------------------------------
BankBoston, N.A.        20%         $ 8,000,000        $  800,000          $1,200,000        $ 4,000,000            $12,000,000
-------------------------------------------------------------------------------------------------------------------------------
Total                  100%         $40,000,000        $4,000,000          $6,000,000        $20,000,000            $60,000,000
-------------------------------------------------------------------------------------------------------------------------------
Maximum                             $40,000,000
Revolving Credit
Commitment
Amount
-------------------------------------------------------------------------------------------------------------------------------
Maximum Term                                                                                 $20,000,000
Loan Commitment
Amount
-------------------------------------------------------------------------------------------------------------------------------
Total Commitment                                                                                                    $60,000,000
Amount
-------------------------------------------------------------------------------------------------------------------------------


                                   Page 3 of 3

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                            GUARANTOR ACKNOWLEDGMENT
                            ------------------------

         Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Second Amendment Agreement. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Guaranty of Payment executed by each of the undersigned shall remain in full force and effect and be unaffected hereby.

                                       ADLT Realty Corp. I, Inc.
                                       ADLT Services, Inc.
                                       Advanced Lighting, Inc.
                                       Advanced Lighting Systems, Inc.
                                       APL Engineered Materials, Inc.
                                       Ballastronix (Delaware), Inc.
                                       Bio Light, Inc.
                                       Bright Ideas Advertising and Design, Inc.
                                       Energy Efficient Products, Inc.
                                       HID Recycling, Inc.
                                       Light Resources International, Inc.
                                       Metal Halide Controls, Inc.
                                       Metal Halide Technologies, Inc.
                                       Microsun Technologies, Inc.
                                       Specialty Discharge Lighting, Inc.
                                       Venture Lighting International, Inc.


                                       By: /s/ Nicholas R. Sucic
                                          --------------------------------------
                                           Nicholas R. Sucic, Vice President of
                                            each of the companies listed above

                                       Deposition Sciences, Inc.
                                       Kramer Lighting, Inc.
                                       Ruud Lighting, Inc.


                                       By: /s/ Nicholas R. Sucic
                                          --------------------------------------
                                          Nicholas R. Sucic, signing for each of
                                           companies listed above by Power of
                                           Attorney






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